UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2013

Dynamic Energy Alliance Corporation
(Exact name of registrant as specified in its charter)

Florida	0-11050	59-2181303
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	IRS Employer Identification No.)

10000 North Central Expressway Suite 400 Dallas, Texas 75231
(Address of principal executive offices)

(214) 838-2687
(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

DYNAMIC ENERGY ALLIANCE CORPORATION

CURRENT REPORT ON FORM 8-K

TABLE OF CONTENTS

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers	2

Item 9.01	Financial Statements and Exhibits	2

Exhibit - 99.1	Resignation letter of Mr. Earl R. Beaver	2

Signatures		3

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 8, 2013, Mr. Earl R. Beaver resigned as Director and Chief Technical Officer of Dynamic Energy Alliance Corporation (the “Company” or the “Registrant”), effective immediately.  Mr. Beaver’s resignation from the Company was not made in connection with any specific disagreement with us on any matter.  A copy of Mr. Beaver’s resignation letter is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit

Exhibit -  99.1   Resignation letter of Mr. Earl R. Beaver

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dynamic Energy Alliance Corporation

Date: August 12, 2013	By:	/s/ James Michael Whitfield
Name: James Michael Whitfield
Title: President, Chief Executive Officer, Chief Financial Officer, Treasurer

Exhibit Index

Exhibit -  99.1   Resignation letter of Mr. Earl R. Beaver